CWT\NYLIB5\698515.1
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: February 12, 2003
(Date of earliest event reported)

Commission File No.:  333-98129



                    Wells Fargo Asset Securities Corporation
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Delaware                                                             52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                                       21703
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Address of principal executive offices                                (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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(Former  name,  former  address and former  fiscal year,  if changed  since last report)

ITEM 5.    Other Events

     Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Wells Fargo Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                                  Description
-----------------------                            ----------------------------
         (99)                                      Collateral Term Sheets
                                                   prepared by Wells Fargo
                                                   Asset Securities Corporation
                                                   in connection with Wells
                                                   Fargo Asset Securities
                                                   Corporation, Mortgage
                                                   Pass-Through Certificates,
                                                   Series 2003-3

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   WELLS FARGO ASSET SECURITIES
                                                     CORPORATION

February 12, 2003

                                                   By:/s/ Alan S. McKenney
                                                      -------------------------

                                                      Alan S. McKenney
                                                      Vice President

                                INDEX TO EXHIBITS



                                                             Paper (P) or
Exhibit No.                  Description                     Electronic (E)
-----------                  -----------                     --------------

   (99)                     Collateral Term Sheets                 E
                            prepared by Wells
                            Fargo Asset Securities
                            Corporation in connection
                            with Wells Fargo Asset
                            Securities Corporation,
                            Mortgage Pass-Through
                            Certificates, Series 2003-3

Exhibit No. 99